Exhibit 10.1

EXECUTION VERSION

RESTRUCTURING SUPPORT AGREEMENT

This RESTRUCTURING SUPPORT AGREEMENT (as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, this “Agreement”), dated as of June 9, 2016, is entered into by and among (i) Halcón Resources Corporation (“Holdings” and, together with certain of its subsidiaries that are parties hereto and listed on Schedule 1 hereto, the “Company”), (ii) the undersigned beneficial holders, or investment advisors or managers for the account of beneficial holders (the “Third Lien Noteholders” and, together with their respective successors and permitted assigns and any subsequent Third Lien Noteholder that becomes party hereto in accordance with the terms hereof, the “Consenting Third Lien Noteholders”), of the 13.0% Senior Secured Third Lien Notes due 2022 (the “Third Lien Notes”) issued under that certain Indenture, dated as of September 10, 2015, by and among Holdings, as issuer, each of the guarantors named therein, and U.S. Bank National Association, as indenture trustee, as amended, modified, or otherwise supplemented from time to time (the “Third Lien Indenture”), (iii) the undersigned beneficial holders, or investment advisors or managers for the account of beneficial holders (the “Unsecured Noteholders” and, together with their respective successors and permitted assigns and any subsequent Unsecured Noteholder that becomes party hereto in accordance with the terms hereof, the “Consenting Unsecured Noteholders”), of the Unsecured Notes (as defined below) issued under the Unsecured Indentures (as defined below), (iv) the undersigned beneficial holder, or investment advisor or manager for the account of the beneficial holder (together with its successors and permitted assigns and any subsequent holder of the Convertible Note (as defined below) that becomes party hereto in accordance with the terms hereof, the “Convertible Noteholder”), of the 8.0% Senior Unsecured Convertible Note due 2020 (the “Convertible Note”) and (v) the undersigned beneficial holders (the “Preferred Holders” and, together with their respective successors and permitted assigns and any subsequent Preferred Holder that becomes party hereto in accordance with the terms hereof, the “Consenting Preferred Holders,” and together with the Consenting Third Lien Noteholders, the Consenting Unsecured Noteholders and the Convertible Noteholder, the “Consenting Creditors”)) of the 5.75% Series A Convertible Perpetual Preferred Stock (the “Preferred Stock”) issued by Holdings.  The Company, each Consenting Creditor, and any subsequent person or entity that becomes a party hereto in accordance with the terms hereof are referred herein as the “Parties” and individually as a “Party.”  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the term sheet attached hereto as Exhibit A (the “Term Sheet,” including any schedules and exhibits attached thereto, which is expressly incorporated herein and made part of this Agreement, and as may be modified in accordance with Section 9 hereof);

WHEREAS, the Parties have agreed to a restructuring of the Company in accordance with the Definitive Documents (the “Restructuring”), which is anticipated to be effected through the Plan (as defined below) through a solicitation of votes for the Plan (the “Solicitation”) pursuant to the Bankruptcy Code (as defined below) (and to the extent required, applicable non-bankruptcy law) and the commencement by the Company of voluntary cases (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101-1532 (the “Bankruptcy Code”), in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”);

WHEREAS, as of the date hereof, the Consenting Third Lien Noteholders hold, in the aggregate, 80.2% of the aggregate outstanding principal amount of the Third Lien Notes;

WHEREAS, as of the date hereof, the Consenting Unsecured Noteholders hold, in the aggregate, 56.6% of the aggregate outstanding principal amount of the Unsecured Notes;

WHEREAS, as of the date hereof, the Convertible Noteholder holds 100% of the aggregate outstanding principal amount of the Convertible Note;

WHEREAS, as of the date hereof, the Consenting Preferred Holders hold, in the aggregate, approximately 63.3% of the outstanding Preferred Stock; and

WHEREAS, the Parties desire to express to each other their mutual support and commitment in respect of the matters discussed in the Term Sheet and hereunder.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.                                      Certain Definitions.

As used in this Agreement, the following terms have the following meanings:

(a)                                       “8.875% Senior Unsecured Notes” means the 8.875% Senior Unsecured Notes due 2021 issued pursuant to that certain Indenture (as amended, supplemented or otherwise modified from time to time, the “8.875% Senior Unsecured Note Indenture”) dated as of November 6, 2012, by and among Holdings, as issuer, each of the guarantors named therein, and U.S. Bank National Association, as indenture trustee, as amended, modified, or otherwise supplemented from time to time.

(b)                                       “9.25% Senior Unsecured Notes” means the 9.25% Senior Unsecured Notes due 2022 issued pursuant to the Indenture (as amended, supplemented or otherwise modified from time to time, the “9.25% Senior Unsecured Note Indenture”) dated as of August 13, 2013, by and among Holdings, as issuer, each of the guarantors named therein, and U.S. Bank National Association, as indenture trustee, as amended, modified, or otherwise supplemented from time to time.

(c)                                        “9.75% Senior Unsecured Notes” means the 9.75% Senior Unsecured Notes due 2020 issued pursuant to the Indenture (as amended, supplemented or otherwise modified from time to time, the “9.75% Senior Unsecured Note Indenture”) dated as of July 16, 2012, by and among Holdings, as issuer, each of the guarantors named therein, and U.S. Bank National Association, as indenture trustee, as amended, modified, or otherwise supplemented from time to time.

(d)                                       “Bankruptcy Rules” means The Federal Rules of Bankruptcy Procedure as promulgated by the United States Supreme Court under section 2075 of title 28 of the

United States Code, as amended from time to time, applicable to the Chapter 11 Cases, and any Local Rules of the Bankruptcy Court.

(e)                                        “Closing” means the consummation of the Plan.

(f)                                         “Confirmation Order” means the order of the Bankruptcy Court confirming the Plan in the Chapter 11 Cases, which order will be in form and substance reasonably satisfactory to the Company and the Requisite Creditors.

(g)                                        “Consenting Class” means the Third Lien Noteholders, the Unsecured Noteholders, the Convertible Noteholder or the Preferred Holders, as applicable.

(h)                                       “Convertible Noteholder New Warrants” means warrants to be issued by Reorganized Holdings and distributed to the Convertible Noteholder on the Effective Date under the Plan.

(i)                                           “Definitive Documents” means the documents (including any related orders, agreements, instruments, schedules or exhibits) that are contemplated by the Term Sheet and/or that are otherwise necessary or desirable to implement, the Restructuring in accordance with the Term Sheet, including the Plan, the agreements and other documents to be filed in the supplement to the Plan (collectively, the “Plan Supplement”), the Disclosure Statement and this Agreement (together with any voting and solicitation related materials), and any motion seeking the approval thereof, the Confirmation Order, any documents relating to the New Common Shares and the New Warrants (as applicable), the DIP Financing, any exit financing, use of cash collateral, organizational documents, shareholder related agreements or other related documents, all of which definitive documents shall contain terms and conditions consistent in all respects with this Agreement and shall otherwise be reasonably satisfactory in form and substance to the Company and the Requisite Third Lien Noteholders, the Requisite Unsecured Noteholders and the Convertible Noteholder (except (i) for the loan agreements with respect to DIP Financing and exit financing, which also must be satisfactory to Requisite Third Lien Noteholders and (ii) as otherwise provided in Section 5(b)(iii)).

(j)                                          “DIP Financing” means funding for the Chapter 11 Cases that the Company may elect to seek, by means of debtor-in-possession financing pursuant to section 364 of the Bankruptcy Code.

(k)                                       “Disclosure Statement” means the disclosure statement in respect of the Plan, in form and substance reasonably satisfactory to the Requisite Creditors, which is prepared and distributed in accordance with sections 1125, 1126(b) and/or 1145 of the Bankruptcy Code, Bankruptcy Rules 3016 and 3018 and/or other applicable law including, without limitation, all exhibits and schedules thereto, as approved or ratified by the Bankruptcy Court pursuant to section 1125 of the Bankruptcy Code.  References to “Disclosure Statement” hereunder shall include all amendments, restatements and other modifications made thereto following the Commencement Date in accordance with this Agreement.

(l)                                           “Effective Date” means the date on which all conditions to the effectiveness of the Plan have been satisfied or waived in accordance with its terms and the Plan shall have become effective.

(m)                                   “Local Counsel” means Delaware counsel retained by the Third Lien Noteholders, Unsecured Noteholders and Convertible Noteholder.

(n)                                       “New Common Shares” means the common shares, par value $0.0001 per share, of Reorganized Holdings to be issued under the Plan.

(o)                                       “New Warrants” means the Unsecured Noteholder New Warrants and the Convertible Noteholder New Warrants.

(p)                                       “Note Claims” means all claims arising under the Notes.

(q)                                       “Notes” means the Third Lien Notes, the Unsecured Notes and the Convertible Note.

(r)                                          “Noteholder Counsel” means Latham & Watkins LLP, as counsel to the Third Lien Noteholders, Paul, Weiss, Rifkind, Wharton & Garrison LLP, as counsel to the Unsecured Noteholders and Jones Day, as counsel to the Convertible Noteholder.

(s)                                         “Noteholders Financial Advisors” means Houlihan Lokey Capital, Inc., as financial advisor to the Third Lien Noteholders.

(t)                                          “Plan” means the plan of reorganization for the Company pursuant to sections 1125, 1126 and 1145 of the Bankruptcy Code (as applicable), to be implemented in the Chapter 11 Cases, which Plan will be: (i) consistent in all respects with the Term Sheet and this Agreement; (ii) included in the solicitation package sent with the Disclosure Statement; (iii) filed with the Bankruptcy Court on the Commencement Date; and (iv) otherwise reasonably satisfactory in form and substance to the Requisite Creditors.  References to “Plan” hereunder shall include all amendments, restatements and other modifications made thereto following the Commencement Date in accordance with its terms and this Agreement.

(u)                                       “Reorganized Holdings” means Holdings after giving effect to consummation of the Restructuring under the Plan.

(v)                                       “Requisite Creditors” means, as of the date of determination, each of (i) the Requisite Third Lien Noteholders, (ii) the Requisite Unsecured Noteholders, (iii) the Convertible Noteholder and (iv) the Requisite Preferred Holders.

(w)                                     “Requisite Preferred Holders” means, as of the date of determination, Consenting Preferred Holders holding at least a majority in aggregate liquidation preference value or number of shares of the outstanding Preferred Stock held by the Consenting Preferred Holders as of such date.

(x)                                       “Requisite Third Lien Noteholders” means, as of the date of determination, Consenting Third Lien Noteholders holding at least a majority in aggregate principal amount outstanding of the Third Lien Notes held by the Consenting Third Lien Noteholders as of such date; provided that Requisite Third Lien Noteholders shall include (i) Ares, for so long as it, together with its affiliated funds that are Consenting Third Lien Noteholders, holds greater than 20% in aggregate principal outstanding amount of the Third Lien Notes, and (ii) Franklin, for so long as it, together with its affiliated funds that are Consenting Third Lien Noteholders, holds greater than 20% in aggregate principal outstanding amount of the Third Lien Notes.

(y)                                       “Requisite Unsecured Noteholders” means, as of the date of determination, Consenting Unsecured Noteholders holding at least a majority in aggregate principal amount outstanding of the Unsecured Notes held by the Consenting Unsecured Noteholders as of such date; provided, that any Unsecured Notes acquired by Ares and Franklin after the date of this Agreement shall not be included in either the numerator or denominator of the foregoing calculation except for any Unsecured Notes acquired by them from other Consenting Unsecured Noteholders.

(z)                                        “Securities Act” means the Securities Act of 1933, as amended.

(aa)                                “Support Effective Date” means the date on which (A) counterpart signature pages to this Agreement shall have been executed and delivered by (i) the Company, (ii) Consenting Third Lien Noteholders holding at least 66 2/3% in aggregate principal amount outstanding of the Third Lien Notes, (iii) Consenting Unsecured Noteholders holding at least 50% in aggregate principal amount outstanding of the Unsecured Notes, (iv) Convertible Noteholder and (v) Consenting Preferred Holders holding at least 50% of the outstanding Preferred Stock and (B) all accrued fees, costs and expenses pursuant to outstanding invoices of each of (i) Noteholder Counsel, (ii) Local Counsel, if applicable, and (iii) Houlihan Lokey Capital, Inc. as financial advisor to the Third Lien Noteholders, under their respective engagement letters or other contractual arrangements have been paid in full in immediately available funds by the Company.

(bb)                                “Support Period” means the period commencing on the Support Effective Date and ending on the earlier of the (i) date on which this Agreement is terminated in accordance with Section 5 hereof and (ii) the Effective Date.

(cc)                                  “Unsecured Indentures” means the 8.875% Senior Unsecured Note Indenture, the 9.25% Senior Unsecured Note Indenture, and the 9.75% Senior Unsecured Note Indenture.

(dd)                                “Unsecured Noteholder New Warrants” means warrants to be issued by Reorganized Holdings and distributed to the Unsecured Noteholders on the Effective Date under the Plan.

(ee)                                  “Unsecured Notes” means the 8.875% Senior Unsecured Notes, the 9.25% Senior Unsecured Notes, and the 9.75% Senior Unsecured Notes.

2.                                      Bankruptcy Process; Plan of Reorganization

(a)                                 Term Sheet. The Term Sheet is expressly incorporated herein by reference and made part of this Agreement as if fully set forth herein.  The Term Sheet sets forth certain of the material terms and conditions of the Restructuring transactions contemplated by the Plan (the “Restructuring Transactions”), as supplemented by the terms and conditions of this Agreement. In the event of any inconsistency between the Term Sheet and this Agreement, this Agreement shall control, subject however to the provisions of footnote 5 of the Term Sheet relating to certain Creditor Termination Event dates.

(b)                                 Commencement of the Chapter 11 Cases.  Provided the Support Effective Date has occurred and, unless waived by the Company, (i) the holders of at least 66 2/3% of the outstanding principal amount and greater than one half in number of each of the Third Lien Notes, Unsecured Notes and Convertible Note and (ii) holders of at least 66 2/3% of the outstanding shares of Preferred Stock, that have submitted ballots vote to support the Plan, the Company hereby agrees that, as soon as reasonably practicable, but in no event later than 11:59 p.m. prevailing Eastern Time on August 2, 2016 (the “Outside Petition Date”), the Company shall file with the Bankruptcy Court voluntary petitions for relief under chapter 11 of the Bankruptcy Code and any and all other documents necessary to commence the Chapter 11 Cases (the date on which such filing occurs, the “Commencement Date”).

(c)                                  Filing of the Plan.  On the Commencement Date, the Company shall file the Plan along with the Disclosure Statement, each in form and substance reasonably satisfactory to the Requisite Creditors.

(d)                                 Confirmation of the Plan.  The Company shall use reasonable best efforts to obtain confirmation of the Plan as soon as reasonably practicable following the Commencement Date in accordance with the Bankruptcy Code and this Agreement, and each Consenting Creditor shall use its reasonable best efforts to cooperate fully in connection therewith as provided herein.

(e)                                  Amendments and Modifications of the Plan and Disclosure Statement.  The Plan and Disclosure Statement may be amended from time to time following the Commencement Date in accordance with Section 9.  Each of the Parties agrees to negotiate in good faith all amendments and modifications to the Plan and Disclosure Statement as are reasonably necessary to obtain Bankruptcy Court confirmation of the Plan pursuant to a final order of the Bankruptcy Court; provided that the Consenting Creditors shall have no obligation to agree to, or negotiate in good faith with respect to, any modification that (i) is inconsistent with the Plan or the Term Sheet, (ii) creates any new material obligation on any Party that was not reflected in the Plan filed on the Commencement Date, or (iii)  modifies, impairs or otherwise adversely affects the treatment or rights of such Party under the Plan and other Definitive Documents (it being agreed that, for the avoidance of doubt, any change to the Plan that results in actual or potential diminution of the value of the property to be received by a Consenting Class under the Plan shall be deemed to adversely affect such Consenting Class) whether such change is made directly to the treatment of a Consenting Class or to the treatment of another Consenting Class or otherwise; provided, further, that the consent of the Consenting Preferred Holders shall not be required in respect of any amendment, modification or supplement to the Plan or Disclosure Statement that relates solely to matters following the Effective Date.  Notwithstanding the foregoing, the Company may amend, modify or supplement the Plan and Disclosure Statement, from time to time, without the consent of any Consenting Creditor, to cure any non-substantive ambiguity, defect (including any technical defect) or inconsistency, provided that any such amendments, modifications or supplements do not adversely affect the rights, interests or treatment of such Consenting Creditors under such Plan and Disclosure Statement.

3.                                      Agreements of the Consenting Creditors.

(a)                                 Treatment.  Subject to the terms and conditions hereof, each Consenting Creditor irrevocably agrees to the treatment of its Note Claims and/or Preferred Stock contemplated in the Term Sheet under the Plan in the Chapter 11 Cases.

(b)                                 Voting, Support.  Subject to the terms and conditions hereof, each Consenting Creditor agrees that, for so long as the Support Period is in effect for such Consenting Creditor, such Consenting Creditor shall:

(i)                                     (A) timely vote or cause to be voted its Note Claims and/or Preferred Stock to accept the Plan by delivering its duly executed and completed ballot or ballots, as applicable, accepting the Plan on a timely basis following commencement of the Solicitation, (B) not change or withdraw such vote (or cause or direct such vote to be changed or withdrawn); provided, however, that such vote may, upon written notice to the Company and the other Parties, be revoked (and, upon such revocation, deemed void ab initio) by any Consenting Creditor at any time following the expiration of the Support Period with respect to such Consenting Creditor, including, without limitation, if the Support Period expires following the Plan voting deadline, and (C) timely vote (or cause to be voted) its Note Claims and/or Preferred Stock against any plan, plan proposal, restructuring proposal, offer of dissolution, winding up, liquidation, sale or disposition, reorganization, merger or restructuring of the Company other than the Plan (each, a “Alternative Restructuring”), (D) not directly or indirectly, through any person or entity, (x) seek, solicit, propose, support, assist, engage in negotiations in connection with or participate in the formulation, preparation, filing or prosecution of any Alternative Restructuring or take any other action that is inconsistent with or that would reasonably be expected to prevent, interfere with, delay or impede the Solicitation, approval of the Disclosure Statement, and the confirmation and consummation of the Plan and the Restructuring, without prejudice to the termination rights set out under Section 5 hereof, (y) object to or otherwise contest the amount, priority, secured status, or allowance of the Third Lien Note Claim, Unsecured Note Claim, or Convertible Note Claim;

(ii)                                  in their capacities as holders of Notes and/or Preferred Stock, support and take such commercially reasonable actions necessary or reasonably requested by the Company to obtain the approval of the Disclosure Statement, and confirmation and consummation of the Plan and the Restructuring; and

(iii)                               to the extent any legal or structural impediment arises that would prevent, hinder, or delay the consummation of the Restructuring, negotiate in good faith appropriate additional or alternative provisions to address any such impediment; provided that there shall be no obligation to negotiate in good faith with respect to any additional or alternative provisions of the types described in Section 2(e)(i)-(iii).

(c)                                  Transfers.

(i)                                     Each Consenting Creditor agrees that, for so long as the Support Period is in effect for such Consenting Creditor, such Consenting Creditor shall not sell, transfer, loan, issue, pledge, hypothecate, assign or otherwise dispose of (other than ordinary course pledges and/or swaps) (each, a “Transfer”), directly or indirectly, in whole or in part, any of its Note Claims and Preferred Stock, as applicable, or any option thereon or any right or interest therein (including grant any proxies, deposit any Notes or Preferred Stock into a voting trust or entry into a voting agreement with respect to any such Notes or Preferred Stock), unless the transferee thereof either (i) is a Consenting Creditor or its affiliate, provided that such affiliate shall agree in writing to be bound by this Agreement as if an original Party hereto, or (ii) prior to such Transfer, agrees in writing for the benefit of the Parties to become a Consenting Creditor and to be bound by all of the terms of this Agreement applicable to Consenting Creditors (including with respect to any and all claims or interests it already may hold against or in the Company prior to such Transfer) by executing a joinder agreement, a form of which is attached hereto as Exhibit B (a “Joinder Agreement”), and delivering an executed copy thereof within two (2) business days of such execution, to Noteholder Counsel and Weil, Gotshal & Manges LLP (“Weil”), as counsel to the Company, in which event (a) the transferee (including the Consenting Creditor transferee, if applicable) shall be deemed to be a Consenting Creditor hereunder to the extent of such transferred rights and obligations and (b) the transferor shall be deemed to relinquish its rights (and be released from its obligations) under this Agreement to the extent of such transferred rights and obligations.  Each Consenting Creditor agrees that any Transfer of any Note Claim and/or Preferred Stock that does not comply with the terms and procedures set forth herein shall be deemed void ab initio, and the Company and each other Consenting Creditor shall have the right to enforce the voiding of such Transfer.  Notwithstanding anything contained herein to the contrary, for so long as the Support Period is in effect for a Consenting Creditor, such Consenting Creditor may offer, sell or otherwise Transfer any or all of its Note Claims, Preferred Stock and/or any other interests to any entity that, as of the date of Transfer, controls, is controlled by or is under common control with such Consenting Creditor; provided, however, that such entity shall automatically be subject to the terms of this Agreement and deemed a Party hereto and shall have executed a joinder hereto.

(ii)                                  Notwithstanding Section 3(c)(i): (A) a Consenting Creditor may Transfer its Notes or Preferred Stock to an entity that is acting in its capacity as a Qualified Marketmaker without the requirement that the Qualified Marketmaker become a Party to, and bound by, this Agreement; provided that (1) such Qualified Marketmaker must Transfer such right, title or interest within five (5) business days following its receipt thereof, (2) any subsequent Transfer by such Qualified Marketmaker of the right, title or interest in such Notes or Preferred Stock is to a transferee that is or becomes a Consenting Creditor effective as of the time of such transfer and (3) such transferor Consenting Creditor shall be solely responsible for the transferee Qualified

Marketmaker’s failure to comply with the requirements of this Section 3; and (B) to the extent that a Consenting Creditor is acting in its capacity as a Qualified Marketmaker, it may Transfer any right, title or interest in Notes or Preferred Stock that such Consenting Creditor, in its capacity as a Qualified Marketmaker, acquires from a holder of the Notes or Preferred Stock who is not a Consenting Creditor without the requirement that the transferee be or become a Consenting Creditor.  For these purposes, a “Qualified Marketmaker” means an entity that (x) holds itself out to the market as standing ready in the ordinary course of its business to purchase from customers and sell to customers claims against the Company (including debt securities or other debt) or enter with customers into long and short positions in claims against the Company (including debt securities or other debt), in its capacity as a dealer or market maker in such claims against the Company, and (y) is in fact regularly in the business of making a market in claims against issuers or borrowers (including debt securities or other debt).

(d)                                 Additional Claims or Equity Interests.  To the extent any Consenting Creditor (i) acquires additional Note Claims or (ii)  acquires any Preferred Stock entitled to vote on the Plan, then, in each case, each such Consenting Creditor shall promptly notify Weil and Noteholder Counsel and each such Consenting Creditor agrees that such Note Claims or Preferred Stock shall be subject to this Agreement, and that, for so long as the Support Period is in effect for such Consenting Creditor, it shall vote (or cause to be voted) any such additional Note Claims or Preferred Stock entitled to vote on the Plan (to the extent still held by it or on its behalf at the time of such vote), in a manner consistent with Section 3(b) hereof.

4.                                      Agreements of the Company.

(a)                                 Covenants.  The Company agrees that, for the duration of the Support Period, the Company shall, and shall cause each of its subsidiaries included in the definition of Company, to:

(i)                                     (A) act in good faith and use reasonable best efforts to support and complete successfully the Solicitation in accordance with the terms of this Agreement, including all milestones, and applicable law; (B) use reasonable best efforts to obtain any and all required regulatory and/or third-party approvals for the Restructuring embodied in the Plan, if any; (C) not take any action that is inconsistent with, or is intended or is reasonably likely to interfere with, this Agreement, the Plan, and any other Definitive Documents executed by the Company or consummation of the Restructuring; (D) not directly or indirectly seek or solicit any discussions relating to, or enter into any agreements relating to, any alternative proposal other than the Restructuring, nor shall the Company solicit or direct any person or entity, including, without limitation, any member of the Company’s board of directors or any holder of equity in the Company, to undertake any of the foregoing; and (E) support and take all reasonable actions necessary and appropriate to facilitate approval of the Disclosure Statement, confirmation and consummation of the Plan and the Restructuring in accordance with, and within the time frames contemplated by, this Agreement and the Definitive Documents;  provided that the Company shall not be obligated to agree to any modification of any document that is inconsistent with the Plan.

(ii)                                  provide draft copies of all material motions or applications and other documents (including all “first day” and “second day” motions and orders, the Plan, the Disclosure Statement, ballots and other Solicitation materials in respect of the Plan and any proposed amended version of the Plan or the Disclosure Statement, and a proposed Confirmation Order) the Company intends to file with the Bankruptcy Court to the Noteholder Counsel, if reasonably practical, at least three (3) business days prior to the date when the Company intends to file any such pleading or other document (provided that if delivery of such motions, orders or materials (other than the Plan, the Disclosure Statement, a proposed Confirmation Order or cash collateral and/or adequate protection order) at least three (3) business days in advance is not reasonably practicable, such motion, order or material shall be delivered as soon as reasonably practicable prior to filing) and, without limiting any of the other terms of this Agreement, shall consult in good faith with such counsel regarding the form and substance of any such proposed filing with the Bankruptcy Court.

(iii)                               to the extent any legal or structural impediment arises that would prevent, hinder, or delay the consummation of the Restructuring, negotiate in good faith appropriate additional or alternative provisions to address any such impediment.

(iv)                              (A) unless otherwise agreed by the Company and the applicable firm, on the date that is at least one (1) calendar day prior to the Commencement Date, pay to (i) Noteholder Counsel, (ii) Local Counsel, and (iii) Noteholder Financial Advisors, in each case, all then accrued unpaid reasonable and documented fees and expenses, outstanding and payable in connection with this matter and (B)  continue to pay all outstanding reasonable and documented fees and expenses incurred after the Commencement Date on a current basis by (i) Noteholder Counsel, (ii) Local Counsel, and (iii) Noteholder Financial Advisors, under their respective engagement letters or other contractual arrangements, in connection with the Restructuring without the need to file any interim or final fee applications with the Bankruptcy Court subject to the Company obtaining Bankruptcy Court approval of any such payments.

(b)                                 Automatic Stay.  The Company acknowledges and agrees and shall not dispute that after the commencement of the Chapter 11 Cases, the termination of this Agreement and the giving of notice of termination by any Party pursuant to this Agreement shall not be a violation of the automatic stay of section 362 of the Bankruptcy Code (and the Company hereby waives, to fullest extent permitted by law, the applicability of the automatic stay to the giving of such notice); provided that nothing herein shall prejudice any Party’s rights to argue that the giving of notice of default or termination was not proper under the terms of this Agreement.

5.                                      Termination of Agreement.

(a)                                 This Agreement shall terminate upon the receipt of written notice to the other Parties, delivered in accordance with Section 19 hereof, from (i) the Requisite Third Lien Noteholders, the Requisite Unsecured Noteholders, the Convertible Noteholder or the Requisite Preferred Holders, as applicable at any time after and during the continuance of any Creditor Termination Event or Convertible/Preferred Termination Event (as defined below), as applicable; provided that termination by the Requisite Third Lien Noteholders, the Requisite

Unsecured Noteholders, the Convertible Noteholder, or the Requisite Preferred Holders  shall only be effective as to the applicable Consenting Class.  In addition, this Agreement shall terminate as to all Consenting Creditors upon the receipt of written notice, delivered in accordance with Section 19 hereof, from the Company to the Consenting Creditors at any time after the occurrence and during the continuance of any Company Termination Event (defined below). Notwithstanding the foregoing, this Agreement shall be automatically terminated upon the occurrence of a Creditor Termination Event set forth in Sections 5(b)(x) or (xiv), unless written notice of waiver of such Creditor Termination Event is delivered in accordance with Section 19 hereof by the Requisite Third Lien Noteholders, the Requisite Unsecured Noteholders, the Convertible Noteholder and the Requisite Preferred Holders; provided that automatic termination of this Agreement shall only be effective as to the applicable Consenting Class that does not deliver written notice of waiver of such Creditor Termination Event. No Party may exercise any of its respective termination rights as set herein, if such Party has failed to perform or comply in all material respects with the terms and conditions of this Agreement (unless such failure to perform or comply arises as a result of another Party’s actions or inactions), with such failure to perform or comply causing, or resulting in, the occurrence of the Creditor Termination Event or Company Termination Event specified herein.

(b)                                 A “Creditor Termination Event” shall mean any of the following:

(i)                                     the breach by the Company of (a) any covenant contained in this Agreement or (b) any other obligations of the Company set forth in this Agreement, in each case, in any material respect and, in either respect, such breach remains uncured five (5) days following the Company’s receipt of written notice pursuant to Sections 5(a) and 19 hereto (as applicable);

(ii)                                  any representation or warranty in this Agreement made by the Company shall have been untrue in any material respect when made or shall have become untrue in any material respect, and such breach remains uncured five (5) days following the Company’s receipt of notice pursuant to Sections 5(a) and 19 hereto (as applicable);

(iii)                               any term or condition of any of the Definitive Documents and any amendments, modifications, or supplements thereto, whether filed with the Bankruptcy Court or otherwise finalized, shall be (whether due to an order of the Bankruptcy Court or otherwise) inconsistent in any respect with the Term Sheet or, if not addressed by the Term Sheet, shall not be in form and substance (A) reasonably satisfactory to the Requisite Third Lien Noteholders, Requisite Unsecured Noteholders and other than with respect to the documents referenced in clause (B) hereof, the Convertible Noteholder, and (B) in the case of the loan agreements with respect to the DIP Financing and exit financing (including, any amendment or amendment and restatement of the Company’s Senior Revolving Credit Facility), satisfactory to Requisite Third Lien Noteholders, and such event remains unremedied five (5) days following the Company’s receipt of notice pursuant to Sections 5(a) and 19 hereto (as applicable);

(iv)                              the issuance by any governmental authority, including any regulatory authority or court of competent jurisdiction, of any ruling, judgment or order enjoining the consummation of or rendering illegal the Plan or the Restructuring or any material portion hereof, and either (A) such ruling, judgment or order has been issued at the request of or with the acquiescence of the Company, or (B) in all other circumstances, such ruling, judgment or order has not been not stayed, reversed or vacated within ten (10) calendar days after such issuance;

(v)                                 the Company shall not have commenced the Solicitation in accordance with section 1126(b) of the Bankruptcy Code on or before June 20, 2016;

(vi)                              [reserved];

(vii)                           the Company shall not have (A) kept the Requisite Third Lien Noteholders and Requisite Unsecured Noteholders reasonably informed of the progress of, and all material developments in, the negotiation of the covenants, conditions and other material terms of the proposed exit financing, or (B) obtained a firm commitment for exit financing on terms acceptable to the Requisite Third Lien Noteholders and reasonably acceptable to the Requisite Unsecured Noteholders prior to the Effective Date;

(viii)                        the Chapter 11 Cases shall not have been filed as of 11:59 p.m. Eastern Time on the Outside Petition Date, as such date may be extended with the consent of the Requisite Creditors;

(ix)                              the Company shall not have filed the Plan and Disclosure Statement with the Bankruptcy Court within one (1) business day of the Commencement Date;

(x)                                 the Company shall not have filed a motion with the Bankruptcy Court seeking authorization to assume this Agreement (the “RSA Assumption Motion”) within one (1) business day of the Commencement Date;

(xi)                              an order approving the use of cash collateral and/or DIP Financing on an interim basis in form and substance consistent with this Agreement and otherwise in form and substance reasonably satisfactory to the Requisite Creditors (the “Interim Cash Collateral Order”) shall not have been entered by the Bankruptcy Court on or before four (4) business days after the Commencement Date;

(xii)                           an order approving the use of cash collateral and/or DIP Financing on a final basis in form and substance substantially identical to the Interim Cash Collateral Order (or as otherwise modified in a manner reasonably acceptable to the Requisite Creditors) shall not have been entered by the Bankruptcy Court on or before 35 days after the Commencement Date;

(xiii)                        the Company files any motion or pleading with the Bankruptcy Court that is not consistent with this Agreement and such motion or pleading has not been withdrawn with prejudice within five (5) days following the Company’s receipt of written notice pursuant to Sections 5(a) and 19 hereto (as applicable);

(xiv)                       the Company shall not have obtained an order of the Bankruptcy Court approving the RSA Assumption Motion on or before the first business day after thirty-five (35) calendar days after the Commencement Date or the assumption of this Agreement shall not have become effective on or before the first business day after thirty-five (35) calendar days after the Commencement Date;

(xv)                          the orders approving Disclosure Statement and confirming the Plan shall not have been entered by the Bankruptcy Court on or before the first business day after forty-five (45) calendar days after the Commencement Date;

(xvi)                       the Effective Date shall not have occurred on or before the first business day after sixty (60) calendar days after the Commencement Date;

(xvii)                    the Company loses the exclusive right to file and/or solicit acceptance of a chapter 11 plan;

(xviii)                 upon the filing by the Company of any motion or other request for relief seeking, or the Bankruptcy Court entering an order (A) directing the appointment of an examiner with expanded powers or a trustee, (B) converting any of the Chapter 11 Cases to cases under chapter 7 of the Bankruptcy Code, (C) dismissing any of the Chapter 11 Cases, or (D) the effect of which would render the Plan incapable of consummation on the terms set forth herein;

(xix)                       except pursuant to a termination under Section 5(c), at the option of any non-terminating Consenting Class, if this Agreement is terminated as to Requisite Third Lien Noteholders, the Requisite Unsecured Noteholders, the Convertible Noteholder, or the Requisite Preferred Holders;

(xx)                          if any necessary consents and waivers, as applicable, under the Company’s Senior Revolving Credit Facility have not been obtained by the Commencement Date in form and substance reasonably satisfactory to the Requisite Third Lien Noteholders and Requisite Unsecured Noteholders;

(xxi)                       if the Company (x) seeks to sell any material assets, (y) enters into any material contractual obligations, or (z) enters into any material settlements, in each case, outside the ordinary course of business unless the Company obtains the prior written consent of Requisite Third Lien Noteholders;

(xxii)                    if any of the orders approving the use of cash collateral and the granting of adequate protection, the Plan, or the Disclosure Statement are reversed, stayed, dismissed, vacated, reconsidered, modified, or amended without the prior written consent of the Requisite Creditors;

(xxiii)                 if the Company files any motion, application, or adversary proceeding challenging the amount, scope, extent, validity, enforceability, perfection, priority of, or seeking avoidance of, the Note Claims, or (with respect to the Third Lien Notes) the liens securing such Note Claims, or any other cause of action against and/or seeking to restrict the rights of the Consenting Creditors, either directly or through the respective agents or indenture trustees (or if the Company supports any such motion, application, or adversary proceeding commenced by any third party or consents to the standing of any such third party); or

(xxiv)                if giving effect to the Restructuring Transactions would breach or otherwise violate the Second Lien Note Indentures, unless waived by the requisite holders of Second Lien Notes.

(c)                                  A “Convertible/Preferred Termination Event” means that the Company shall not have obtained votes accepting the Plan from holders of Unsecured Notes sufficient to satisfy the conditions for acceptance set forth in section 1126(c) of the Bankruptcy Code, and as a result (i) the Convertible Noteholder would receive no distribution under the Plan, in which case the Convertible Noteholder shall be entitled to terminate this Agreement as to itself, and (ii) the Preferred Holders would receive no distribution under the Plan, in which case each Consenting Preferred Holder shall be entitled to terminate this Agreement as to itself.

(d)                                 A “Company Termination Event” shall mean any of the following:

(i)                                     the breach in any material respect by one or more of the Consenting Creditors in any Class, of any of the undertakings, representations, warranties or covenants of the Consenting Creditors set forth herein in any material respect which remains uncured five (5) days after the receipt of written notice of such breach pursuant to Section 5(a) and 19 hereof (as applicable), but only if the non-breaching Consenting Creditors in such Class hold less than 66 2/3% of the aggregate principal amount of claims in such Class, and only with respect to such breaching Class;

(ii)                                  the board of directors, managers, members or partners, as applicable, of a Company reasonably determines in good faith based upon the advice of outside counsel that continued performance under this Agreement would be inconsistent with the exercise of its fiduciary duties under applicable law; provided, that the Company provides notice of such determination to the Consenting Creditors within five (5) days after the date thereof;

(iii)                               the Company shall not have obtained votes accepting the Plan from holders of Third Lien Notes, Unsecured Notes, Convertible Note and the Preferred Stock sufficient to satisfy the conditions for acceptance set forth in section 1126(c) of the Bankruptcy Code on or before July 29, 2016;

(iv)                              any Consenting Third Lien Noteholder or Consenting Unsecured Noteholder files any motion or pleading with the Bankruptcy Court that is not substantially consistent with this Agreement and such motion or pleading has not been withdrawn for a period of five (5) days following such Party’s receipt of written notice pursuant to Sections 5(a) and 19 hereof (as applicable) that such motion or pleading is materially inconsistent with this Agreement, unless such motion or pleading (A) does not seek, and could not result in, relief that would have any adverse impact on the Restructuring or (B) is supported by less than half of Third Lien Noteholders and less than half of Unsecured Noteholders, in each case holding 33 1/3% or less of the aggregate principal amount of the Third Lien Notes and Unsecured Notes, respectively, that have voted on the Plan;

(v)                                 the Effective Date shall not have occurred on or before the first business day after sixty (60) calendar days after the Commencement Date;

(vi)                              the issuance (other than at the request or with the acquiescence of the Company) by any governmental authority, including any regulatory authority or court of competent jurisdiction, of any ruling, judgment or order enjoining the consummation of or rendering illegal the Plan or the Restructuring, and such ruling, judgment or order has not been stayed, reversed or vacated within fifteen (15) calendar days after such issuance;

(vii)                           except pursuant to a termination under Section 5(c), if the Consenting Third Lien Noteholders, Consenting Unsecured Noteholders, Convertible Noteholder or Consenting Preferred Holders give a notice of termination of this Agreement;

(viii)                        (A) if any necessary consents and waivers, as applicable, under the Company’s Senior Revolving Credit Facility have not been obtained by the Commencement Date in form and substance satisfactory to the Company or (B) if applicable, the Company shall not have obtained a firm commitment for DIP Financing and exit financing in form and substance satisfactory to the Company prior to the Commencement Date;

(ix)                              if the Company shall not have obtained a firm commitment for exit financing in form and substance satisfactory to the Company prior to the Effective Date; or

(x)                                 if the Company shall have obtained an acceptable proposal for DIP Financing or exit financing, and within three (3) business days of notification to the Consenting Third Lien Noteholders and the Consenting Unsecured Noteholders (A) such Consenting Third Lien Noteholders or Consenting Unsecured Noteholders do not consent to such DIP Financing or exit financing in accordance with the terms hereof (in the case of the Consenting Unsecured Noteholders, on the basis that the proposed DIP Financing or exit financing is not reasonably satisfactory in form and substance to the Consenting Unsecured Noteholders), and the Company and the Consenting Third Lien Holders and/or Consenting Unsecured Noteholders, as applicable, are unable to resolve such objection within three (3) business days following receipt of the objection or (B) the Company does not receive a consent or notice of objection from the Consenting Third Lien Noteholders or the Consenting Unsecured Noteholders.

(e)                                  Mutual Termination.  This Agreement may be terminated by mutual agreement of the Company and the Requisite Creditors upon the receipt of written notice delivered in accordance with Section 19 hereof.

(f)                                   Effect of Termination.  Upon the termination of this Agreement in accordance with this Section 5, and except as provided in Section 13 hereof, this Agreement shall forthwith become void and of no further force or effect and each Party shall, except as provided otherwise in this Agreement, be immediately released from its liabilities, obligations, commitments, undertakings and agreements under or related to this Agreement and shall have all the rights and remedies that it would have had and shall be entitled to take all actions, whether with respect to the Restructuring or otherwise, that it would have been entitled to take had it not entered into this Agreement, including all rights and remedies available to it under applicable law, the Third Lien Indenture, the Unsecured Notes, the Convertible Note or the Certificate of Designations, Preferences, Rights and Limitations pursuant to which the Preferred Stock was created (as applicable) and any ancillary documents or agreements thereto; provided, however, that in no event shall any such termination relieve a Party from liability for its breach or non-performance of its obligations hereunder prior to the date of such termination.  Upon any such termination of this Agreement, any and all consents and ballots tendered by the Consenting Creditors prior to such termination shall be deemed, for all purposes, automatically null and void ab initio, shall not be considered or otherwise used in any manner by the Parties in connection with the Plan and this Agreement or otherwise, and such consents or ballots may be changed or resubmitted regardless of whether the applicable voting deadline has passed (without the need to seek a court order or consent from the Company allowing such change or resubmission), and the Company shall not oppose any such change or resubmission.  The Consenting Creditors shall have no liability to the Company or to each other in respect of any termination of this Agreement in accordance with the terms of this Section 5 and Section 19 hereof.

(g)                                  If the Restructuring Transactions are not consummated pursuant to the Plan concurrently with the date of termination of this Agreement, nothing herein shall be construed as a waiver by any Party of any or all of such Party’s rights and the Parties expressly reserve any and all of their respective rights. Pursuant to Federal Rule of Evidence 408 and any other applicable rules of evidence, this Agreement and all negotiations relating hereto shall not be admissible into evidence in any proceeding other than a proceeding to enforce its terms.

6.                                      Definitive Documents; Good Faith Cooperation; Further Assurances.

Each Party hereby covenants and agrees to cooperate with each other in good faith in connection with, and shall exercise reasonable best efforts with respect to the pursuit, approval, implementation and consummation of the Plan and the Restructuring, as well as the negotiation, drafting, execution and delivery of the Definitive Documents.  Furthermore, subject to the terms hereof, each of the Parties shall take such action as may be reasonably necessary or reasonably requested by the other Parties to carry out the purposes and intent of this Agreement, including making and filing any required regulatory filings and voting any claims against or securities of the Company in favor of the Plan, and shall refrain from taking any action that would frustrate the purposes and intent of this Agreement. Any Third Lien Noteholder who, after giving effect to the Restructuring Transactions, would otherwise own a majority of the New Common Shares, agrees to cooperate in good faith with the Company to modify the treatment of its Third Lien Notes so that it would receive less than a majority of the New Common Shares but would receive additional cash consideration / Plan consideration of a different form that had, as of the Effective Date, equivalent value to the New Common Shares that such Third Lien Noteholder would otherwise be entitled to receive under the Plan.

7.                                      Representations and Warranties.

(a)                                 Each Party, severally and not jointly, represents and warrants to the other Parties that the following statements are true, correct and complete as of the date hereof (or as of the date a Consenting Creditor becomes a party hereto):

(i)                                     such Party is validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, and has all requisite corporate, partnership, limited liability company or similar authority to enter into this Agreement and carry out the transactions contemplated hereby and perform its obligations contemplated hereunder; and the execution and delivery of this Agreement and the performance of such Party’s obligations hereunder have been duly authorized by all necessary corporate, limited liability company, partnership or other similar action on its part;

(ii)                                  the execution, delivery and performance by such Party of this Agreement does not and will not (A) violate any material provision of law, rule or regulation applicable to it or any of its subsidiaries or its charter or bylaws (or other similar governing documents) or those of any of its subsidiaries, or (B) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation to which it or any of its subsidiaries is a party;

(iii)                               the execution, delivery and performance by such Party of this Agreement does not and will not require any material registration or filing with, consent or approval of, or notice to, or other action, with or by, any federal, state or governmental authority or regulatory body, except such filings as may be necessary and/or required by the SEC or other securities regulatory authorities under applicable securities laws; and

(iv)                              this Agreement is the legally valid and binding obligation of such Party, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability or a ruling of the Bankruptcy Court.

(b)                                 Each Consenting Creditor severally (and not jointly), represents and warrants to the Company that, as of the date hereof (or as of the date such Consenting Creditor becomes a party hereto), such Consenting Creditor (i) is the beneficial owner of the aggregate principal amount of Notes or number of shares of Preferred Stock set forth below its name on the signature page hereof (or below its name on the signature page of a Joinder Agreement for any Consenting Creditor that becomes a party hereto after the date hereof), or is the nominee, investment manager, or advisor for one or more beneficial holders thereof, and does not beneficially own any other Notes or Preferred Stock, and/or (ii) has, with respect to the beneficial owners of such Notes or Preferred Stock, (A) sole investment or voting discretion with respect to such Notes or Preferred Stock, (B) full power and authority to vote on and consent to matters concerning such Notes or Preferred Stock or to exchange, assign and transfer such Notes or Preferred Stock, and (C) full power and authority to bind or act on the behalf of, such beneficial owners.

(c)                                  Each Consenting Creditor severally (and not jointly) makes the representations and warranties set forth in Section 22(c) hereof, in each case, to the other Parties.

(d)                                 The Company hereby represents and warrants to each Consenting Creditor that will receive New Common Shares or New Warrants, as applicable, in connection with the Restructuring, that such shares, upon issuance, shall be duly authorized, validly issued, fully paid and non-assessable and such warrants shall be duly authorized and validly issued.

(e)                                  The Company hereby represents and warrants to each Consenting Creditor that as of the date hereof there are recorded mortgages in respect of at least 94% of the PV 10 of the Company’s proved reserves as of December 31, 2015 as estimated by the Company’s independent reserve engineers using March 31, 2016 strip pricing.

8.                                      Disclosure; Publicity.

(a)                                 Within one business day following the Support Effective Date, subject to the provisions set forth in Section 8(b) hereof, the Company shall disseminate a Current Report on Form 8-K or a press release disclosing the existence of this Agreement and the terms hereof, with such redactions as may be reasonably requested by any Consenting Creditor’s counsel to maintain the confidentiality of the items identified in Section 8(b) hereof, except as otherwise required by law.  In the event that the Company fails to make the foregoing disclosures in compliance with the terms specified herein, any such Consenting Creditor may publicly disclose the foregoing, including, without limitation, this Agreement and all of its exhibits and schedules (subject to the redactions called for by Section 8 hereof), and the Company hereby irrevocably waives and releases any claims against the Consenting Creditors arising as a result of such disclosure by a Consenting Creditor in compliance with this Agreement.

(b)                                 The Company shall submit drafts to Noteholder Counsel of any press releases, public documents and any and all filings with the SEC that constitute disclosure of the existence or terms of this Agreement or any amendment to the terms of this Agreement at least two (2) business days prior to making any such disclosure.  Except as required by applicable law, and notwithstanding any provision of any other agreement between the Company and such Consenting Creditor to the contrary, no Party or its advisors shall disclose to any person (including, for the avoidance of doubt, any other Consenting Creditor), other than advisors to the Company, the principal amount or percentage of any Notes, any other securities of the Company or any other claims against the Company held by any Consenting Creditor, in each case, without such Consenting Creditor’s prior written consent; provided, however, that (i) if such disclosure is required by law, subpoena, or other legal process or regulation, the disclosing Party shall afford the relevant Consenting Creditor a reasonable opportunity to review and comment in advance of such disclosure and shall take all reasonable measures to limit such disclosure (the expense of which, if any, shall be borne by the relevant Consenting Creditor) and (ii) the foregoing shall not prohibit the disclosure of the aggregate percentage or aggregate principal amount of Notes held by all the Consenting Creditors collectively.  Notwithstanding the provisions in this Section 8, any Consenting Creditor may disclose such Consenting Creditor’s individual holdings to any Person.  Any public filing of this Agreement, with the Bankruptcy Court or otherwise, which includes executed signature pages to this Agreement shall include such signature pages only in redacted form with respect to the holdings of each Consenting Creditor (provided that the holdings disclosed in such signature pages may be filed in unredacted form with the Bankruptcy Court under seal).

9.                                      Amendments and Waivers.

(a)                                 Other than as set forth in Section 9(b), this Agreement and the Definitive Documents, including any exhibits or schedules hereto or thereto (including the Term Sheet), may not be waived, modified, amended or supplemented except with the written consent of the Company and Requisite Creditors; provided that (i) Requisite Creditors shall not unreasonably withhold consent to waivers, modifications, amendments and supplements to any of the Definitive Documents (other than this Agreement), as long as such Definitive Documents (other than this Agreement), as so altered, are consistent with the Term Sheet, and (ii) any waivers, modifications, amendments and supplements to the loan agreements with respect to DIP Financing and exit financing shall be satisfactory to the Requisite Third Lien Noteholders.

(b)                                 Notwithstanding Section 9(a):

(i)                                     any waiver, modification, amendment or supplement to this Agreement that would have the effect of changing this Section 9 shall require the written consent of all of the Parties;

(ii)                                  any waiver, modification, amendment or supplement to this Agreement that would have the effect of changing the definition of Requisite Creditors, Requisite Third Lien Noteholders, Requisite Unsecured Noteholders, Convertible Noteholder, or Requisite Preferred Holders shall require the written consent of each Consenting Creditor included in such definition;

(iii)                               any waiver, modification, amendment or supplement to this Agreement or the Definitive Documents that has the effect of treating or affecting any Consenting Creditor in a manner that is disproportionately adverse, on an economic or non-economic basis, to the manner in which any of the other Consenting Creditors are treated (after taking into account each of the Consenting Creditors’ respective holdings and interests in the Company and the recoveries contemplated by the Term Sheet (as in effect on the date hereof)) shall require the written consent of such Consenting Creditor and the Company; and

(iv)                              any waiver, modification, amendment or supplement to this Agreement or the Definitive Documents that materially, adversely affect the rights of a Consenting Class shall require the consent of each Consenting Creditor in such Consenting Class, and the Company (it being agreed that, for the avoidance of doubt, (A) any change to this Agreement or the Plan that results in a diminution of the value of the property to be received by a Consenting Class under the Plan shall be deemed to materially, adversely affect such Consenting Class, whether such change is made directly to the treatment of a Consenting Class or to the treatment of another Consenting Class or otherwise, and (B) any change to this Agreement or the Plan that (x) reduces the Unsecured Noteholder Cash Distribution or the percentage of Unsecured Noteholder New Common Shares, (y) changes the duration, strike price or equity percentage of the

Unsecured Noteholder New Warrants, or (z) modifies the Requisite Unsecured Creditors’ consent rights with respect to the board of directors set forth in the Term Sheet, in each case, shall be deemed to materially, adversely affect the Consenting Class of Unsecured Noteholders).

(c)                                        In the event that a Consenting Creditor does not consent to a waiver, modification, amendment or supplement to this Agreement (“Non-Consenting Creditor”) requiring the consent of such Consenting Creditor, but such waiver, change, modification or amendment receives the consent of Consenting Creditors owning at least 66 2/3% of the principal outstanding amount of Notes or Preferred Stock of the affected Class of which such Non-Consenting Creditor is a member, this Agreement shall be deemed to have been terminated only as to such Non-Consenting Creditors, but this Agreement shall continue in full force and effect in respect to the Company and all other Consenting Creditors of the Consenting Class who have so consented.

10.                               Effectiveness.

This Agreement shall become effective and binding upon each Party upon the execution and delivery by such Party of an executed signature page hereto and shall become effective and binding on all Parties on the Support Effective Date, provided that the Support Effective Date occurs within five (5) business days of the date hereof; provided, however, that signature pages executed by Consenting Creditors shall be delivered to (a) other Consenting Creditors in a redacted form that removes such Consenting Creditors’ holdings of the Notes and (b) the Company, Weil and Noteholder Counsel in an unredacted form (to be held by Weil and Noteholder Counsel on a professionals’ eyes only basis).

11.                               GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL.

(a)                                 This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, without giving effect to the conflict of laws principles thereof.

(b)                                 Each of the Parties irrevocably agrees that any legal action, suit or proceeding arising out of or relating to this Agreement brought by any party or its successors or assigns shall be brought and determined in any federal or state court in the State of New York, and each of the Parties hereby irrevocably submits to the exclusive jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such proceeding arising out of or relating to this Agreement or the Restructuring Transactions.  Each of the Parties agrees not to commence any proceeding relating hereto or thereto except in the courts described above in New York, other than proceedings in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in New York as described herein.  Each of the Parties further agrees that notice as provided herein shall constitute sufficient service of process and the Parties further waive any argument that such service is insufficient.  Each of the Parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any proceeding arising out of or relating to this Agreement or the Restructuring Transactions, (i) any claim that it is not personally subject to the jurisdiction of the courts in New York as described herein for any reason, (ii) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) that (A) the proceeding in any such court is brought in an inconvenient forum, (B) the venue of such proceeding is improper or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.  Notwithstanding the foregoing, during the pendency of the Chapter 11 Cases, all proceedings contemplated by this Section 11(b) shall be brought in the Bankruptcy Court.

(c)                                  EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

12.                               Specific Performance/Remedies.

It is understood and agreed by the Parties that money damages would not be a sufficient remedy for any breach of this Agreement by any Party and each non-breaching Party shall be entitled to specific performance and injunctive or other equitable relief (including attorneys’ fees and costs) as a remedy of any such breach, without the necessity of proving the inadequacy of money damages as a remedy, including an order of the Bankruptcy Court requiring any Party to comply promptly with any of its obligations hereunder.

13.                               Survival.

Notwithstanding the termination of this Agreement pursuant to Section 5 hereof, the agreements and obligations of the Parties in this Section 13, and Sections 5(f), 8, 10, 11, 12, 14, 15(b), 16, 17, 18, 19, 21, and 22 hereof (and any defined terms used in any such Sections) shall survive such termination and shall continue in full force and effect in accordance with the terms hereof; provided, however, that any liability of a Party for failure to comply with the terms of this Agreement shall survive such termination; provided, further, that the representations and warranties contained in this Agreement shall not survive the expiration of the Support Period.

14.                               Headings.

The headings of the sections, paragraphs and subsections of this Agreement are inserted for convenience only and shall not affect the interpretation hereof or, for any purpose, be deemed a part of this Agreement.

15.                               Successors and Assigns; Severability; Several Obligations.

(a)                                 This Agreement is intended to bind and inure to the benefit of the Parties and their respective successors, permitted assigns, heirs, executors, administrators and representatives; provided, however, that nothing contained in this Section 15 shall be deemed to permit Transfers of the Notes or claims arising under the Notes other than in accordance with the express terms of this Agreement.

(b)                                 If any provision of this Agreement, or the application of any such provision to any person or entity or circumstance, shall be held invalid or unenforceable in whole or in part, such invalidity or unenforceability shall attach only to such provision or part thereof and the remaining part of such provision hereof and this Agreement shall continue in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party.  Upon any such determination of invalidity, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a reasonably satisfactory manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible. The agreements, representations and obligations of the Parties are, in all respects, ratable and several and neither joint nor joint and several.

16.                               No Third-Party Beneficiaries.

Unless expressly stated herein, this Agreement shall be solely for the benefit of the Parties and no other person or entity shall be a third-party beneficiary hereof.

17.                               Prior Negotiations; Entire Agreement.

This Agreement, including the exhibits and schedules hereto (including the Term Sheet) constitutes the entire agreement of the Parties, and supersedes all other prior negotiations, with respect to the subject matter hereof and thereof, except that the Parties acknowledge that any confidentiality agreements (if any) heretofore executed between the Company and each Consenting Creditor shall continue in full force and effect for the duration of such confidentiality agreement.

18.                               Counterparts.

This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same agreement.  Execution copies of this Agreement may be delivered by facsimile, electronic mail or otherwise, which shall be deemed to be an original for the purposes of this paragraph.

19.                               Notices.

All notices hereunder shall be deemed given if in writing and delivered, if contemporaneously sent by electronic mail, facsimile, courier or by registered or certified mail (return receipt requested) to the following addresses and facsimile numbers:

(1)                                 If to the Company, to:

Halcón Resources Corporation

1000 Louisiana Street
Suite 6700

Houston, Texas 77002

Fax:  (832) 538-0220

Attn: David S. Elkouri

Email: delkouri@halconresources.com

With a copy to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, NY 10153

Fax: (212) 310-8007

Attention:                 Gary T. Holtzer, Esq

(gary.holtzer@weil.com)

- and -

Joseph H. Smolinsky, Esq
(joseph.smolinsky@weil.com)
- and -

Ted S. Waksman, Esq.

(ted.waksman@weil.com)

(2)                                 If to a Consenting Creditor, or a transferee thereof, to the addresses or facsimile numbers set forth below following the Consenting Creditor’s signature (or as directed by any transferee thereof), as the case may be, with copies to:

With respect to any Consenting Unsecured Noteholder:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, NY 10019-6064

Fax: (212) 492-0158

Attention:                 Andrew N. Rosenberg

(arosenberg@paulweiss.com)

- and -

Samuel E. Lovett

(slovett@paulweiss.com)

With respect to any Consenting Third Lien Noteholder:

Latham & Watkins LLP

330 North Wabash Ave.

Suite 2800

Fax: (312) 993-9767

Attention:                 Richard Levy

(Richard.levy@lw.com)

- and -

Peter Knight

(peter.knight@lw.com)

-and-

James Ktsanes

(james.ktsanes@lw.com)

Any notice given by delivery, mail or courier shall be effective when received.  Any notice given by facsimile or electronic mail shall be effective upon oral, machine or electronic mail (as applicable) confirmation of transmission.

20.                               Creditors’ Committee.

Notwithstanding anything herein to the contrary, if any Consenting Creditor is appointed to and serves on an official committee of unsecured creditors in the Chapter 11 Cases, the terms of this Agreement shall not be construed so as to limit such Consenting Creditor’s exercise of its fiduciary duties to any person arising from its service on such committee, and any such exercise of such fiduciary duties shall not be deemed to constitute a breach of the terms of this Agreement. All Parties agree they shall not oppose the participation of any of the Consenting Creditors or any trustee under the Third Lien Indenture or the Unsecured Indentures on any official committee of unsecured creditors formed in the Chapter 11 Cases.

21.                               Qualification on Consenting Noteholders Representations.

The Parties acknowledge that all representations, warranties, covenants, and other agreements made by any Consenting Creditor that is a separately managed account of an investment manager are being made only with respect to the Claims managed by such investment manager (in the amount identified on the signature pages hereto), and shall not apply to (or be deemed to be made in relation to) any Claims that may be beneficially owned by such Consenting Creditor that are not held through accounts managed by such investment manager.

22.                               No Solicitation; Representation by Counsel; Adequate Information.

(a)                                 This Agreement is not and shall not be deemed to be a solicitation for votes in favor of the Plan in the Chapter 11 Cases from the Noteholders or the Preferred Holders.  The acceptances of the Consenting Creditors with respect to the Plan will not be solicited until such Consenting Creditor has received the Disclosure Statement and related ballots and solicitation materials, each as approved or ratified by the Bankruptcy Court.

(b)                                 Each Party acknowledges that it has had an opportunity to receive information from the Company and that it has been represented by counsel in connection with this Agreement and the transactions contemplated hereby. Accordingly, any rule of law or any legal decision that would provide any Party with a defense to the enforcement of the terms of this Agreement against such Party based upon lack of legal counsel shall have no application and is expressly waived.

(c)                                  Each Consenting Creditor acknowledges, agrees and represents to the other Parties that it (i) is an “accredited investor” as such term is defined in Rule 501 of Regulation D under the Securities Act, (ii) understands that the securities to be acquired by it (if any) pursuant to the Restructuring Transactions have not been registered under the Securities Act and that such securities are, to the extent not acquired pursuant to section 1145 of the Bankruptcy Code, being offered and sold pursuant to an exemption from registration contained in the Securities Act, based in part upon such Consenting Creditor’s representations contained in this Agreement and cannot be sold unless subsequently registered under the Securities Act or an exemption from registration is available and (iii) has such knowledge and experience in financial and business matters that such Consenting Creditor is capable of evaluating the merits and risks of the securities to be acquired by it (if any) pursuant to the Restructuring Transactions and understands and is able to bear any economic risks with such investment.

(d)                                 The Company (i) is a sophisticated party with respect to the subject matter of this Agreement, (ii) has been represented and advised by legal counsel in connection with this Agreement, (iii) has adequate information concerning the matters that are the subject of this Agreement, and (iv) has independently and without reliance upon any other party and based on such information as it has deemed appropriate, made its own analysis and decision to enter into this Agreement, except that it has relied upon the Consenting Creditors’ express representations, warranties, and covenants in this Agreement, and has entered into this Agreement voluntarily and of its own choice and not under coercion or duress.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed and delivered by their respective duly authorized officers, solely in their respective capacity as officers of the undersigned and not in any other capacity, as of the date first set forth above.

HALĆON PARTIES

HALĆON RESOURCES CORPORATION

By:	/s/ Floyd C. Wilson
Name: Floyd Wilson
Title: Chairman of the Board and Chief Executive Officer

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

HALCÓN HOLDINGS, INC.

By:	/s/ Floyd C. Wilson
Name: Floyd Wilson
Title: Chief Executive Officer

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

HK RESOURCES, LLC

By:	/s/ Floyd C. Wilson
Name: Floyd Wilson
Title: Chief Executive Officer

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

THE 7711 CORPORATION

By:	/s/ Floyd C. Wilson
Name: Floyd Wilson
Title: Chief Executive Officer

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

HALCÓN GULF STATES, LLC

By:	/s/ Floyd C. Wilson
Name: Floyd Wilson
Title: Chief Executive Officer

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

HALCÓN LOUISIANA OPERATING, L.P.

By: Halcón Gulf States, LLC,
its general partner

By:	/s/ Floyd C. Wilson
Name: Floyd Wilson
Title: Chief Executive Officer

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

HALCÓN FIELD SERVICES, LLC

By:	/s/ Floyd C. Wilson
Name: Floyd Wilson
Title: President and Chief Executive Officer

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

HALCÓN ENERGY PROPERTIES, INC.

By:	/s/ Floyd C. Wilson
Name: Floyd Wilson
Title: Chief Executive Officer

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

HALCÓN OPERATING CO., INC.

By:	/s/ Floyd C. Wilson
Name: Floyd Wilson
Title: Chief Executive Officer

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

HALCÓN WILLISTON I, LLC

By:	/s/ Floyd C. Wilson
Name: Floyd Wilson
Title: Chief Executive Officer

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

HALCÓN WILLISTON II, LLC

By:	/s/ Floyd C. Wilson
Name: Floyd Wilson
Title: Chief Executive Officer

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

HALCÓN RESOURCES OPERATING, INC.

By:	/s/ Floyd C. Wilson
Name: Floyd Wilson
Title: Chief Executive Officer

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

HRC ENERGY LOUISIANA, LLC

By:	/s/ Floyd C. Wilson
Name: Floyd Wilson
Title: Chief Executive Officer

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

HRC ENERGY RESOURCES (WV), INC.

By:	/s/ Floyd C. Wilson
Name: Floyd Wilson
Title: Chief Executive Officer

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

HRC PRODUCTION COMPANY

By:	/s/ Floyd C. Wilson
Name: Floyd Wilson
Title: Chief Executive Officer

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

HALCÓN ENERGY HOLDINGS, LLC

By:	/s/ Floyd C. Wilson
Name: Floyd Wilson
Title: Chief Executive Officer

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

HRC ENERGY, LLC

By:	/s/ Floyd C. Wilson
Name: Floyd Wilson
Title: Chief Executive Officer

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

HK ENERGY, LLC

By:	/s/ Floyd C. Wilson
Name: Floyd Wilson
Title: Chief Executive Officer

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

HK LOUISIANA OPERATING, LLC

By:	/s/ Floyd C. Wilson
Name: Floyd Wilson
Title: Chief Executive Officer

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

HK OIL & GAS, LLC

By:	/s/ Floyd C. Wilson
Name: Floyd Wilson
Title: Chief Executive Officer

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

HK ENERGY OPERATING, LLC

By:	/s/ Floyd C. Wilson
	Name:	Floyd Wilson
	Title:	Chief Executive Officer

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

HRC OPERATING, LLC

By:	/s/ Floyd C. Wilson
	Name:	Floyd Wilson
	Title:	Chief Executive Officer

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

CONSENTING CREDITOR

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.

By:	Ares Capital Management II LLC, its Adviser

	By:	/s/ Darryl Schall
Name: Darryl Schall
Title: Vice President

Principal Amount of Third Lien Notes:     $

Principal Amount of Unsecured Notes:  $

Principal Amount of Convertible Note:  $

Number of Shares of Preferred Stock:

Notice Address:

ARES MANAGEMENT LLC

2000 Avenue of the Stars

12th Floor

Los Angeles, California, 90067

Phone: (310) 201-4169

Attention: Darryl Schall

Email: Dschall@aresmgmt.com

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

CONSENTING CREDITOR

ARES STRATEGIC INVESTMENT PARTNERS LTD.

By:	ARES STRATEGIC INVESTMENT MANAGEMENT LLC, AS INVESTMENT MANAGER

	By:	/s/ Darryl Schall
Name: Darryl Schall
Title: Vice President

Principal Amount of Third Lien Notes:     $

Principal Amount of Unsecured Notes:  $

Principal Amount of Convertible Note:  $

Number of Shares of Preferred Stock:

Notice Address:

ARES MANAGEMENT LLC

2000 Avenue of the Stars

12th Floor

Los Angeles, California, 90067

Phone: (310) 201-4169

Attention: Darryl Schall

Email: Dschall@aresmgmt.com

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

CONSENTING CREDITOR

FUTURE FUND BOARD OF GUARDIANS

By:	ARES ENHANCED LOAN INVESTMENT STRATEGY ADVISOR IV, L.P., ITS INVESTMENT MANAGER (ON BEHALF OF THE ASIP II SUB-ACCOUNT)

By:	ARES ENHANCED LOAN INVESTMENT STRATEGY ADVISOR IV GP, LLC, ITS GENERAL PARTNER

	By:	/s/ Darryl Schall
Name: Darryl Schall
Title: Vice President

Principal Amount of Third Lien Notes:     $

Principal Amount of Unsecured Notes:  $

Principal Amount of Convertible Note:  $

Number of Shares of Preferred Stock:

Notice Address:

ARES MANAGEMENT LLC

2000 Avenue of the Stars

12th Floor

Los Angeles, California, 90067

Phone: (310) 201-4169

Attention: Darryl Schall

Email: Dschall@aresmgmt.com

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

CONSENTING CREDITOR

ASIP (HOLDCO) IV S.À.R.L.

By:	ASIP OPERATING MANAGER IV LLC, ITS INVESTMENT MANAGER

	By:	/s/ Darryl Schall
Name: Darryl Schall
Title: Vice President

Principal Amount of Third Lien Notes:     $

Principal Amount of Unsecured Notes:  $

Principal Amount of Convertible Note:  $

Number of Shares of Preferred Stock:

Notice Address:

ARES MANAGEMENT LLC

2000 Avenue of the Stars

12th Floor

Los Angeles, California, 90067

Phone: (310) 201-4169

Attention: Darryl Schall

Email: Dschall@aresmgmt.com

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

CONSENTING CREDITOR

ARES MULTI-STRATEGY CREDIT FUND V (H), L.P.

By:	ARES MSCF V (H) MANAGEMENT LLC, ITS MANAGER

	By:	/s/ Darryl Schall
Name: Darryl Schall
Title: Vice President

Principal Amount of Third Lien Notes:     $

Principal Amount of Unsecured Notes:  $

Principal Amount of Convertible Note:  $

Number of Shares of Preferred Stock:

Notice Address:

ARES MANAGEMENT LLC

2000 Avenue of the Stars

12th Floor

Los Angeles, California, 90067

Phone: (310) 201-4169

Attention: Darryl Schall

Email: Dschall@aresmgmt.com

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

CONSENTING CREDITOR

TRANSATLANTIC REINSURANCE COMPANY

By:	ARES ASIP VII MANAGEMENT, L.P., ITS PORTFOLIO MANAGER

By:	ARES ASIP VII GP, LLC, ITS GENERAL PARTNER

	By:	/s/ Darryl Schall
Name: Darryl Schall
Title: Vice President

Principal Amount of Third Lien Notes:     $

Principal Amount of Unsecured Notes:  $

Principal Amount of Convertible Note:  $

Number of Shares of Preferred Stock:

Notice Address:

ARES MANAGEMENT LLC

2000 Avenue of the Stars

12th Floor

Los Angeles, California, 90067

Phone: (310) 201-4169

Attention: Darryl Schall

Email: Dschall@aresmgmt.com

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

CONSENTING CREDITOR

RSUI INDEMNITY COMPANY

By:	ARES ASIP VII MANAGEMENT, L.P., ITS PORTFOLIO MANAGER

By:	ARES ASIP VII GP, LLC, ITS GENERAL PARTNER

	By:	/s/ Darryl Schall
Name: Darryl Schall
Title: Vice President

Principal Amount of Third Lien Notes:     $

Principal Amount of Unsecured Notes:  $

Principal Amount of Convertible Note:  $

Number of Shares of Preferred Stock:

Notice Address:

ARES MANAGEMENT LLC

2000 Avenue of the Stars

12th Floor

Los Angeles, California, 90067

Phone: (310) 201-4169

Attention: Darryl Schall

Email: Dschall@aresmgmt.com

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

CONSENTING CREDITOR

ARES SPECIAL SITUATIONS FUND III, L.P.

By:	ASSF OPERATING MANAGER III, LLC, ITS MANAGER

	By:	/s/ Darryl Schall
Name: Darryl Schall
Title: Vice President

Principal Amount of Third Lien Notes:     $

Principal Amount of Unsecured Notes:  $

Principal Amount of Convertible Note:  $

Number of Shares of Preferred Stock:

Notice Address:

ARES MANAGEMENT LLC

2000 Avenue of the Stars

12th Floor

Los Angeles, California, 90067

Phone: (310) 201-4169

Attention: Darryl Schall

Email: Dschall@aresmgmt.com

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

CONSENTING CREDITOR

ARES SPECIAL SITUATIONS FUND IV, L.P.

By:	ASSF OPERATING MANAGER IV, L.P., ITS MANAGER

	By:	/s/ Darryl Schall
Name: Darryl Schall
Title: Vice President

Principal Amount of Third Lien Notes:     $

Principal Amount of Unsecured Notes:  $

Principal Amount of Convertible Note:  $

Number of Shares of Preferred Stock:

Notice Address:

ARES MANAGEMENT LLC

2000 Avenue of the Stars

12th Floor

Los Angeles, California, 90067

Phone: (310) 201-4169

Attention: Darryl Schall

Email: Dschall@aresmgmt.com

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

CONSENTING CREDITOR

AF IV US BD Holdings, L.P.

By:	/s/ Daniel Nguyen

Name: Daniel Nguyen

Title: Chief Financial Officer

Principal Amount of Third Lien Notes:     $

Principal Amount of Unsecured Notes:  $

Principal Amount of Convertible Note:  $

Number of Shares of Preferred Stock:

Notice Address:

ARES MANAGEMENT LLC

2000 Avenue of the Stars

12th Floor

Los Angeles, California, 90067

Phone: 310 201-4204

Attention: Daniel Nguyen

Email: Nguyen@aresmgmt.com

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

CONSENTING CREDITOR

FRANKLIN ADVISERS, INC. as investment manager on behalf of certain funds and accounts

By:	/s/ Glenn Voyles

Name: Glenn Voyles

Title: VP

Principal Amount of Third Lien Notes:     $

Principal Amount of Unsecured Notes:  $

Principal Amount of Convertible Note:  $

Number of Shares of Preferred Stock:

Notice Address:

One Franklin Pkwy

San Mateo, CA 94403

Fax: 650-312-2070

Attention: Bryant Dieffenbacher; Christopher Chen

Email: bryant.dieffenbacher@franklintempleton.com;
chris.chen@franklintempleton.com

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

CONSENTING CREDITOR

TYRUS CAPITAL EVENT MASTER FUND LIMITED
by its agent, Tyrus Capital S.A.M.

By:	/s/ Mark Madden

Name: Mark Madden

Title: Director

Principal Amount of Third Lien Notes:     $

Principal Amount of Unsecured Notes:  $

Principal Amount of Convertible Note:  $

Number of Shares of Preferred Stock:

Notice Address:

c/o Tyrus Capital S.A.M.

4 Avenue de Roqueville

98000 Monaco

Fax: +377 9999 5090

Attention: Head of Legal

Email: opsteam@tyruscap.mc; legal@tyruscap.mc

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

CONSENTING CREDITOR

EACH ENTITY LISTED ON EXHIBIT A HERETO

By: Putnam Investment Management, LLC, as investment manager

By:	/s/ Norman P. Boucher

Name: Norman P. Boucher

Title: Portfolio Manager

Principal Amount of Third Lien Notes:     $

Principal Amount of Unsecured Notes:  $

Principal Amount of Convertible Note:  $

Number of Shares of Preferred Stock:

Notice Address:

c/o Putnam Investments

One Post Office Square

Boston, MA 02109

Attention: Office of the General Counsel

Fax: (617) 760-1625

Attention: Stephen M. Gianelli

Email: stephen_gianelli@putnam.com

A copy of the Agreement and Declaration of Trust of each Consenting Creditor listed on Exhibit A hereto is on file with the Secretary of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trustees of each such Consenting Creditor as Trustees and not individually and that the obligations of this instrument are not binding on any of the Trustees or officers or shareholders individually, but are binding only on the assets or property of each such Consenting Creditor with respect to its obligations hereunder. Furthermore, notice is given that the assets and liabilities of each series of each such Consenting Creditor that is a series company are separate and distinct and that the obligations of or arising out of this instrument are several and not joint and are binding only on the assets or property of each series with respect to its obligations hereunder.

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

Exhibit A

Putnam Investment Management, LLC

Consenting Creditor

Putnam High Yield Trust
Putnam High Income Securities Fund
Putnam Variable Trust — Putnam VT High Yield Fund
Putnam Variable Trust — Putnam VT Global Asset Allocation Fund
Putnam Premier Income Trust
Putnam Master Intermediate Income Trust
Putnam Asset Allocation Funds — Putnam Dynamic Asset Allocation Growth Fund
Putnam Asset Allocation Funds — Putnam Dynamic Asset Allocation Balanced Fund
Putnam Asset Allocation Funds — Putnam Dynamic Asset Allocation Conservative Fund
Putnam Variable Trust — Putnam VT Diversified Income Fund
Putnam Funds Trust — Putnam Dynamic Risk Allocation Fund
Putnam Funds Trust — Putnam Absolute Return 700 Fund
Great-West Funds, Inc. — Great-West Putnam High Yield Bond Fund

CONSENTING CREDITOR

EACH ENTITY LISTED ON EXHIBIT A HERETO

By: The Putnam Advisory Company, LLC, as investment manager

By:	/s/ Norman P. Boucher

Name: Norman P. Boucher

Title: Portfolio Manager

Principal Amount of Third Lien Notes:     $

Principal Amount of Unsecured Notes:  $

Principal Amount of Convertible Note:  $

Number of Shares of Preferred Stock:

Notice Address:

c/o Putnam Investments

One Post Office Square

Boston, MA 02109

Attention: Office of the General Counsel

Fax: (617) 760-1625

Attention: Stephen M. Gianelli

Email: stephen_gianelli@putnam.com

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

Exhibit A

The Putnam Advisory Company, LLC

Consenting Creditor

Putnam High Yield Fixed Income Fund, LLC
Putnam World Trust — Putnam Global High Yield Bond Fund
LGT Multi Manager Bond High Yield (USD)
Putnam Total Return Fund, LLC
IG Putnam U.S. High Yield Income Fund
Mackenzie Corporate Bond Fund
Mackenzie North American Corporate Bond Fund
Investors Canadian High Yield Income Fund
Counsel Portfolio Services Inc — Counsel Fixed Income
The International Investment Fund — Putnam Global Alpha Fund
Counsel North American High Yield Bond Fund

CONSENTING CREDITOR

EACH ENTITY LISTED ON EXHIBIT A HERETO

By: Putnam Fiduciary Trust Company, as investment manager

By:	/s/ Norman P. Boucher

Name: Normal P. Boucher

Title: Portfolio Manager

Principal Amount of Third Lien Notes:     $

Principal Amount of Unsecured Notes:  $

Principal Amount of Convertible Note:  $

Number of Shares of Preferred Stock:

Notice Address:

c/o Putnam Investments

One Post Office Square

Boston, MA 02109

Attention: Office of the General Counsel

Fax: (617) 760-1625

Attention: Stephen M. Gianelli

Email: stephen_gianelli@putnam.com

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

Exhibit A

Putnam Fiduciary Trust Company

Consenting Creditor

Putnam Total Return Trust
Putnam Retirement Advantage GAA Balanced Portfolio
Putnam Retirement Advantage GAA Conservative Portfolio
Putnam Retirement Advantage GAA Growth Portfolio
Putnam Retirement Advantage GAA Income Strategies Portfolio

CONSENTING CREDITOR

Loomis, Sayles & Company, L.P., as investment manager,

on behalf of one or more discretionary accounts holding the Notes

(each such account, separately and not jointly, a “Noteholder”)

By: Loomis, Sayles & Company, Incorporated

Its General Partner

By:	/s/ Mari Shimokawa

Name: Mari Shimokawa

Title: V.P. & Deputy Chief Compliance Officer

Principal Amount of Third Lien Notes:     $

Principal Amount of Unsecured Notes:  $

Principal Amount of Convertible Note:  $

Number of Shares of Preferred Stock:

Notice Address:

One Financial Center

27th Floor

Boston, MA 02111

Fax: [•]

Attention: Peter S. Sheehan

Email: psheehan@loomissayles.com

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

CONSENTING CREDITOR

MANULIFE ASSET MANAGEMENT as investment adviser on behalf of:

John Hancock Focused High Yield Fund

John Hancock Funds III - Core High Yield Fund

Manulife High Yield Bond Fund

John Hancock Global Short Duration Credit Fund

Manulife Global Tactical Credit Fund

Manulife US Fixed Income Trust

Manulife US Tactical Credit Fund

Manulife Global - US Special Opportunities Fund

By:	/s/ Diane Landers

Name: Diane Landers

Title: Chief Operating Officers

Principal Amount of Third Lien Notes:     $

Principal Amount of Unsecured Notes:  $

Principal Amount of Convertible Note:  $

Number of Shares of Preferred Stock:

Notice Address:

Manulife Asset Management (US) LLC

197 Clarendon Street, Boston, MA 02116

Fax: 617.375.1666

Attention: Diane Landers

Email: dlanders@manulifeam.com

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

CONSENTING CREDITOR

HALRES LLC

By:	/s/ Floyd C. Wilson
Name: Floyd C. Wilson
Title: President

Principal Amount of Third Lien Notes:     $

Principal Amount of Unsecured Notes:  $

Principal Amount of Convertible Note:  $

Number of Shares of Preferred Stock:

Notice Address:

3811 Turtle Creek Blvd., Suite 1000

Dallas, Texas 75219

Fax: 214.599.0200

Attention: Mark A. Welsh IV

Email: mwelsh@encapinvestments.com

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

CONSENTING CREDITOR

Pioneer Diversified High Income Trust

By:  Pioneer Investment Management, Inc., its adviser

By:	/s/ William Taylor

Name: William Taylor

Title: Vice President

Principal Amount of Third Lien Notes:     $

Principal Amount of Unsecured Notes:  $

Principal Amount of Convertible Note:  $

Number of Shares of Preferred Stock:

Notice Address:

Pioneer Investment Management, Inc.

60 State Street

Boston, MA 02109

Fax: 617-528-6845

Attention: Will Taylor

Email: William.taylor@pioneerinvestments.com

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

CONSENTING CREDITOR

Pioneer Funds — U.S. High Yield

By:  Pioneer Investment Management, Inc., its adviser

By:	/s/ William Taylor

Name: William Taylor

Title: Vice President

Principal Amount of Third Lien Notes:     $

Principal Amount of Unsecured Notes:  $

Principal Amount of Convertible Note:  $

Number of Shares of Preferred Stock:

Notice Address:

Pioneer Investment Management, Inc.

60 State Street

Boston, MA 02109

Fax: 617-528-6845

Attention: Will Taylor

Email: William.taylor@pioneerinvestments.com

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

CONSENTING CREDITOR

Pioneer High Income Trust

By:  Pioneer Investment Management, Inc., its adviser

By:	/s/ William Taylor

Name: William Taylor

Title: Vice President

Principal Amount of Third Lien Notes:     $

Principal Amount of Unsecured Notes:  $

Principal Amount of Convertible Note:  $

Number of Shares of Preferred Stock:

Notice Address:

Pioneer Investment Management, Inc.

60 State Street

Boston, MA 02109

Fax: 617-528-6845

Attention: Will Taylor

Email: William.taylor@pioneerinvestments.com

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

CONSENTING CREDITOR

Pioneer High Yield Fund

By:  Pioneer Investment Management, Inc., its adviser

By:	/s/ William Taylor

Name: William Taylor

Title: Vice President

Principal Amount of Third Lien Notes:     $

Principal Amount of Unsecured Notes:  $

Principal Amount of Convertible Note:  $

Number of Shares of Preferred Stock:

Notice Address:

Pioneer Investment Management, Inc.

60 State Street

Boston, MA 02109

Fax: 617-528-6845

Attention: Will Taylor

Email: William.taylor@pioneerinvestments.com

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

CONSENTING CREDITOR

ING Partners, Inc. — VY Pioneer High Yield Portfolio

By:  Pioneer Investment Management, Inc., its adviser

By:	/s/ William Taylor

Name: William Taylor

Title: Vice President

Principal Amount of Third Lien Notes:     $

Principal Amount of Unsecured Notes:  $

Principal Amount of Convertible Note:  $

Number of Shares of Preferred Stock:

Notice Address:

Pioneer Investment Management, Inc.

60 State Street

Boston, MA 02109

Fax: 617-528-6845

Attention: Will Taylor

Email: William.taylor@pioneerinvestments.com

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

CONSENTING CREDITOR

Pioneer Funds — Global High Yield

By:  Pioneer Investment Management, Inc., its adviser

By:	/s/ William Taylor

Name: William Taylor

Title: Vice President

Principal Amount of Third Lien Notes:     $

Principal Amount of Unsecured Notes:  $

Principal Amount of Convertible Note:  $

Number of Shares of Preferred Stock:

Notice Address:

Pioneer Investment Management, Inc.

60 State Street

Boston, MA 02109

Fax: 617-528-6845

Attention: Will Taylor

Email: William.taylor@pioneerinvestments.com

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

CONSENTING CREDITOR

Pioneer Multi-Asset Income Fund

By:  Pioneer Investment Management, Inc., its adviser

By:	/s/ William Taylor

Name: William Taylor

Title: Vice President

Principal Amount of Third Lien Notes:     $

Principal Amount of Unsecured Notes:  $

Principal Amount of Convertible Note:  $

Number of Shares of Preferred Stock:

Notice Address:

Pioneer Investment Management, Inc.

60 State Street

Boston, MA 02109

Fax: 617-528-6845

Attention: Will Taylor

Email: William.taylor@pioneerinvestments.com

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

CONSENTING CREDITOR

Credit Suisse Securities USA, LLC

By:	/s/ Kevin Lowe

Name: Kevin Lowe

Title: Managing Director

Principal Amount of Third Lien Notes:     $

Principal Amount of Unsecured Notes:  $

Principal Amount of Convertible Note:  $

Number of Shares of Preferred Stock:

Notice Address:                                      11 Madison Ave

New York, NY 10010

Fax: (212) 322-9355

Attention: Charles O’Reilly

Email: Charles.O’Reilly@csg.com

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

CONSENTING CREDITOR

Equitec Specialists, LLC

By:	/s/ Christopher Kuehner

Name: Christopher Kuehner

Title: Compliance Officer

Principal Amount of Third Lien Notes:     $

Principal Amount of Unsecured Notes:  $

Principal Amount of Convertible Note:  $

Number of Shares of Preferred Stock:

Notice Address:

Equitec Specialist, LLC

8 Spruce Street #50C

New York, NY 10038

Fax: 212-747-1114

Attention: Dan Katzner

Email: dkatzner@eqtc.com

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

CONSENTING CREDITOR

CANADA PENSION PLAN INVESTMENT BOARD

By:	/s/ Scott Lawrence
Name: Scott Lawrence
Title: Managing Director, Head of Relationship Investments

Principal Amount of Third Lien Notes:     $

Principal Amount of Unsecured Notes:  $

Principal Amount of Convertible Note:  $

Number of Shares of Preferred Stock:

Notice Address:

One Queen Street East, Suite 2500

Toronto, Ontario M5C 2W5

Fax:

Attention:

Email:

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

CONSENTING CREDITOR

Thornburg Investment Income Builder Fund

By:	/s/ Jason Brady

Name: Jason Brady

Title: Portfolio Manager, President & CEO

Principal Amount of Third Lien Notes:     $

Principal Amount of Unsecured Notes:  $

Principal Amount of Convertible Note:  $

Number of Shares of Preferred Stock:

Notice Address:

2300 North Ridgetop RD

Santa Fe, NM 87506

Fax: 505.467.7175

Attention: Leon Sandersfeld

Email: lsandersfeld@thornburg.com

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

CONSENTING CREDITOR

Thornburg Strategic Income Fund

By:	/s/ Jason Brady

Name: Jason Brady

Title: Portfolio Manager, President & CEO

Principal Amount of Third Lien Notes:     $

Principal Amount of Unsecured Notes:  $

Principal Amount of Convertible Note:  $

Number of Shares of Preferred Stock:

Notice Address:

2300 North Ridgetop RD

Santa Fe, NM 87506

Fax: 505.467.7175

Attention: Leon Sandersfeld

Email: lsandersfeld@thornburg.com

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

CONSENTING CREDITOR

Delaware Public Employees’ Retirement System

By:	/s/ Jason Brady

Name: Jason Brady

Title: Portfolio Manager, President & CEO

Principal Amount of Third Lien Notes:     $

Principal Amount of Unsecured Notes:  $

Principal Amount of Convertible Note:  $

Number of Shares of Preferred Stock:

Notice Address:

2300 North Ridgetop RD

Santa Fe, NM 87506

Fax: 505.467.7175

Attention: Leon Sandersfeld

Email: lsandersfeld@thornburg.com

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

CONSENTING CREDITOR

Arlington County Employees’ Retirement System

By:	/s/ Jason Brady

Name: Jason Brady

Title: Portfolio Manager, President & CEO

Principal Amount of Third Lien Notes:     $

Principal Amount of Unsecured Notes:  $

Principal Amount of Convertible Note:  $

Number of Shares of Preferred Stock:

Notice Address:

2300 North Ridgetop RD

Santa Fe, NM 87506

Fax: 505.467.7175

Attention: Leon Sandersfeld

Email: lsandersfeld@thornburg.com

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

CONSENTING CREDITOR

/s/ Floyd C. Wilson
Floyd C. Wilson

Principal Amount of Third Lien Notes:     $

Principal Amount of Unsecured Notes:  $

Principal Amount of Convertible Note:  $

Number of Shares of Preferred Stock:

Notice Address:

c/o Halcón Resources Corporation

1000 Louisiana Street, Suite 6700

Houston, Texas 77002

Fax: 713.589.8020

Attention: Floyd C. Wilson

Email: fwilson@halconresources.com

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

CONSENTING CREDITOR

/s/ James W. Christmas
James W. Christmas

Principal Amount of Third Lien Notes:     $

Principal Amount of Unsecured Notes:  $

Principal Amount of Convertible Note:  $

Number of Shares of Preferred Stock:

Notice Address:

1089 Oceanfront

Long Beach, New York 11561

Fax:

Attention:

Email: jchristmas@halconresources.com

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

CONSENTING CREDITOR

Delaware Investment Advisers, a series of Delaware Management Business Trust, on behalf of each of the accounts on Appendix A for which it is designated as investment adviser,

severally and not jointly

By:	/s/ Wayne A. Anglace
Name: Wayne A. Anglace
Title: Vice President/Portfolio Manager

Delaware Investments Fund Advisers, a series of Delaware Management Business Trust, on behalf of each of the accounts on Appendix A for which it is designated as investment adviser, severally and not jointly

By:	/s/ Wayne A. Anglace
Name: Wayne A. Anglace
Title: Vice President/Portfolio Manager

Delaware Management Company, a series of Delaware Management Business Trust, on behalf of each of the accounts on Appendix A for which it is designated as investment adviser, severally and not jointly

By:	/s/ Wayne A. Anglace
Name: Wayne A. Anglace
Title: Vice President/Portfolio Manager

Notice Address:

c/o Delaware Investments

2005 Market Street

Philadelphia, PA 19103

Attn:  Wayne Anglace, with a copy to General Counsel

Fax:  215-255-1640

Email: wayne.anglace@delinvest.com

SIGNATURE PAGE TO RESTRUCTURING SUPPORT AGREEMENT

Appendix A

Account	Investment Adviser
Delaware Investments Dividend and Income Fund, Inc.	Delaware Management Company, a series of Delaware Management Business Trust (“DMC”)
Delaware VIP Diversified Income Series, a series of Delaware VIP Trust	DMC
Delaware Divided Income Fund, a series of Delaware Group Equity Funds V	DMC
Delaware Enhanced Global Dividend and Income Fund	DMC
Delaware Diversified Income Fund, a series of Delaware Group Adviser Funds	DMC
Delaware Foundation Conservative Allocation Fund, a series of Delaware Group Foundation Funds	DMC
Delaware Foundation Moderate Allocation Fund, a series of Delaware Group Foundation Funds	DMC
Delaware Foundation Growth Allocation Fund, a series of Delaware Group Foundation Funds	DMC
Optimum Fixed Income Fund, a series of Optimum Fund Trust	DMC
LVIP Delaware Foundation Conservative Allocation Fund, a series of Lincoln Variable Insurance Products Trust	Delaware Investments Fund Advisers, a series of Delaware Management Business Trust (“DIFA”)
LVIP Delaware Foundation Moderate Allocation Fund, a series of Lincoln Variable Insurance Products Trust	DIFA
LVIP Delaware Foundation Aggressive Allocation Fund, a series of Lincoln Variable Insurance Products Trust	DIFA
Munson Healthcare Operating Fund — Convertibles	Delaware Investment Advisers, a series of Delaware Management Business Trust (“DIA”)
Munson Healthcare Pension Plan - Convertibles	DIA
Munson Healthcare Foundation - Convertibles	DIA
Presbyterian Villages of Michigan Foundation	DIA
Midland First United Methodist Church Foundation	DIA
Hurley Hospital Post Retirement	DIA
Bronson Healthcare Group Self Funded Liability Account	DIA
Bronson Healthcare Group Post Retirement Medical	DIA
Bronson Healthcare Group Long Term Reserve	DIA
Bronson Healthcare Group Pension Plan	DIA
Delaware Diversified Income Trust, a separate fund established under the Delaware Investments Collective Investment Trust	DIA
Bronson Battle Creek Retirement Plan	DIA

SCHEDULE 1

Restructuring Subsidiaries

Halcón Holdings, Inc.
HK Resources, LLC
The 7711 Corporation
Halcón Gulf States, LLC
Halcón Louisiana Operating, L.P.
Halcón Field Services, LLC
Halcón Energy Properties, Inc.
Halcón Operating Co., Inc.
Halcón Williston I, LLC
Halcón Williston II, LLC
Halcón Operating Inc.
HRC Energy Louisiana, LLC
HRC Energy Resources (WV), Inc.
HRC Production Company
Halcón Energy Holdings, LLC
HRC Energy, LLC
HK Energy, LLC
HK Louisiana Operating, LLC
HK Oil & Gas, LLC
HK Energy Operating, LLC
HRC Operating, LLC

EXHIBIT A

TERM SHEET

EXHIBIT B

FORM OF JOINDER AGREEMENT FOR CONSENTING CREDITORS

This Joinder Agreement to the Restructuring Support Agreement, dated as of [•], 2016 (as amended, supplemented or otherwise modified from time to time, the “Agreement”), by and among Halcón Resources Corporation and its subsidiaries party thereto, and the holders of the principal amounts outstanding under the [Third Lien Notes / Unsecured Notes / Convertible Note / Preferred Stock] (together with their respective successors and permitted assigns, the “Consenting Creditors” and each, a “Consenting Creditor”) is executed and delivered by                                                   (the “Joining Party”) as of                         , 2016.  Each capitalized term used herein but not otherwise defined shall have the meaning set forth in the Agreement.

1.              Agreement to be Bound.  The Joining Party hereby agrees to be bound by all of the terms of the Agreement, a copy of which is attached to this Joinder Agreement as Annex I (as the same has been or may be hereafter amended, restated or otherwise modified from time to time in accordance with the provisions hereof).  The Joining Party shall hereafter be deemed to be a “Consenting Creditor” and a “Party” for all purposes under the Agreement and with respect to any and all Note Claims and/or Preferred Stock held by such Joining Party.

2.              Representations and Warranties.  With respect to [the aggregate principal amount of Third Lien Notes / Unsecured Notes / Convertible Note] [the number of shares of Preferred Stock], in each case, set forth below its name on the signature page hereto, the Joining Party hereby makes the representations and warranties of the Consenting Creditors set forth in Section 7 of the Agreement to each other Party to the Agreement.

3.              Governing Law.  This Joinder Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to any conflict of laws provisions which would require the application of the law of any other jurisdiction.

[Signature Page Follows]

IN WITNESS WHEREOF, the Joining Party has caused this Joinder to be executed as of the date first written above.

[CONSENTING CREDITOR]

By:
Name:
Title:

Principal Amount of the Third Lien Notes:  $

Principal Amount of the Unsecured Notes:  $

Principal Amount of the Convertible Note: $

Number of Shares of Preferred Stock:

Notice Address:

Fax:
Attention:
Email:

Acknowledged:

HALĆON RESOURCES CORPORATION

By:
Name:
Title:

SIGNATURE PAGE TO JOINDER